Exhibit 10.1

终止协议

TERMINATION AGREEMENT

本终止协议（“本协议”） 由以下各方于2023年9月26日在中华人民共和国（“中国”）上海市签订:

THIS TERMINATION AGREEMENT (this “Agreement”), dated as of September 26, 2023, is entered into, in Shanghai, People’s Republic of China (“PRC” or “China”) by and among:

甲方： 上海光点娱乐有限公司

Party A: Shanghai Highlight Entertainment Co., Ltd.

乙方： 上海光点传媒有限公司

Party B: Shanghai Highlight Media Co., Ltd.

丙方： 以下签字的乙方股东

Party C: The undersigned shareholders of Party B

丁方： 王杰

Party D: Jie Wang

（甲方、乙方、丙方和丁方，合称“各方”，各自称“一方”）。

(Party A, Party B, Party C and Party D collectively, the “Parties”, and each a “Party”).

WHEREAS

鉴于

A.	2022年9月16日，甲方、乙方和丙方签署了《股权处分合同》、《股权质押合同》和《股东表决权委托及财务支持协议》，甲方和乙方签署了《技术咨询与服务协议》（上述协议合称“控制协议”）。

On September 16, 2022, Party A, Party B, and Party C entered into an Equity Option Agreement, Equity Pledge Agreement and Voting Rights Proxy and Financial Supporting Agreement, and Party A and Party B entered into Technical Consultation and Service Agreement, such agreements, collectively, Control Agreements.

B.	各方有意终止所有控制协议项下的权利与义务。

Each of the Parties intends to terminate all of the rights and obligations Control Agreements.

现，因此，各方同意如下：

NOW, THEREFORE, the Parties hereby agree as follows:

1.	本协议中的定义词语或术语具有控制协议相同的含义。如果本协议和控制协议有冲突，本协议优先。

Words and expressions defined in the Control Agreements shall have the same meanings when used herein. In the event of any conflict between this Agreement and the Control Agreements, this Agreement shall control.

2.	各方同意自各方签署本协议时终止控制协议。

The Parties agree to terminate the Control Agreements taking effect on the execution of this Agreement by the Parties.

3.	丁方同意在签署本协议后15天内，由丁方向GD Culture Group Limited，甲方的间接母公司，支付十万美金作为终止控制协议的对价。

Party D agrees to pay $100,000 to GD Culture Group Limited, an indirect parent company of Party A, as consideration for the termination of the Control Agreements, within fifteen (15) days from the date of this Agreement.

4.	本协议应自各方签署起生效，并且，与此同时，各方控制协议项下权利与义务终止，包括但不限于甲方、乙方、丙方和丁方的所有权利与义务。

This Agreement shall become effective upon the execution by all Parties, and the rights and obligations of each of the Parties therein shall be simultaneously terminated, including without limitation all rights of obligations of each of Party A, Party B, Party C and Party D under Control Agreements.

5.	本协议可以通过传真、电传、可移植文档（PDF）（或其他电子传输方式）签署八（8）份，每一份都应被视为原件，共同组成一份相同的交易文书。

This Agreement may be executed and delivered by facsimile, telecopy, portable document format (“PDF”) (or other electronically transmitted) signature and in eight (8) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.	本合同的订立、效力、解释、履行、修改和终止以及争议解决均适用中国正式公布并可公开得到的法律。对中国正式公布并可公开得到的法律没有规定的事项，将适用国际法律原则和惯例。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

7.	因解释和履行本合同而发生的任何争议，本合同各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后三十（30）天之内争议仍然得不到解决，则任何一方均可将有关争议提交给位于上海的中国国际经济贸易仲裁委员会上海分会，由该委员会按照其仲裁规则仲裁解决。仲裁应在上海进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within thirty (30) days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the Shanghai Branch of China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Shanghai, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

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[签字页]

[SIGNATURE PAGES]

兹证明，本协议由各方或者各方的法定代表人签订。

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives.

甲方： 上海光点娱乐有限公司

Party A: Shanghai Highlight Entertainment Co., Ltd.

法定代表人/或被授权人(签字)

Legal/Authorized Representative: /s/ Zihao Zhao

姓名: 赵子豪

Name: Zihao Zhao

职务: 授权代表人

Title: Authorized Representative

乙方： 上海光点传媒有限公司

Party B: Shanghai Highlight Media Co., Ltd.

法定代表人/或被授权人(签字)

Legal/Authorized Representative: /s/ Hongxiang Yu

姓名: 於鸿翔

Name: Hongxiang Yu

职务: 授权代表人

Title: Authorized Representative

Signature Pages of Termination Agreement

[SIGNATURE PAGES]

签字页

丙方： 以下签字的乙方股东

Party C: The undersigned shareholders of Party B

於鸿翔

Hongxiang Yu

签字:	/s/ Hongxiang Yu
By:	Hongxiang Yu

张爽

Shuang Zhang

签字:	/s/ Shaung Zhang
By:	Shuang Zhang

Signature Pages of Termination Agreement

[SIGNATURE PAGES]

签字页

丁方： 王杰

Party D: Jie Wang

签字:	/s/ Jie Wang
By:	Jie Wang

Signature Pages of Termination Agreement

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